UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A

                             CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 20, 2002

                           KNOWLEDGEMAX, INC.

          (Exact name of registrant as specified in its charter)


         Delaware                      0-29974                52-2151837
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)


     7900 Westpark Drive, Suite T-300
            McLean, Virginia                        22102
  (Address of principal executive offices)       (Zip Code)


    Registrant's telephone number, including area code: (703) 893-1800

                          Sideware Systems Inc.
      (former name or former address, if changed since last report)
                          ---------------------

This Form 8-K/A amends the Form 8-K filed on May 21, 2002 by Knowledgemax, Inc. ("Knowledgemax"), a Delaware corporation formerly known as Sideware Systems, Inc. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Knowledgemax, Inc. as required by Item 7 of Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, Sideware Systems, Inc., a Yukon Territory, Canada corporation (Sideware) completed its merger with Knowledgemax, Inc., a Delaware corporation (Knowledgemax) whereby Sideware reincorporated into the State of Delaware, becoming a Delaware corporation, KM Acquisition Corp., a Delaware corporation, and a wholly owned subsidiary of Sideware, merged into Knowledgemax, whereby Knowledgemax was the surviving corporation, and Knowledgemax changed its name to "Knowledgemax Learning, Inc." Immediately following this transaction, Sideware changed its corporate name to "Knowledgemax, Inc." (the Company").

This Form 8-K/A amends the Current Report on Form 8-K dated May 20, 2002 to include the financial statements and pro forma financial information, as set forth in Item 7 of this form 8-K/A. The audited financial statements and condensed financial statements referenced in subparagraph (ii) and (iii) relate to Knowledgemax (prior to its merger with Sideware) and the pro forma condensed consolidated financial statements referenced in subparagraph (i) of Item 7 below gives effect to the business combination and merger of Sideware and Knowledgemax, and related transactions.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)  FINANCIAL STATEMENTS.

  (i) Pro forma Condensed Consolidated Financial statements for Knowledgemax, Inc. (unaudited)
       a. Pro forma condensed consolidated balance sheet as of March 31, 2002
       b. Pro forma condensed consolidated statement of operations for the three months ended March 31, 2002
       c. Pro forma condensed consolidated statement of operations for the year ended December 31, 2001
       d. Notes to the pro forma condensed consolidated financial statements

  (ii) Condensed financial statements of Knowledgemax, Inc.
       (unaudited)
       a.  Balance sheet March 31, 2002
       b. Statement of operations for the three month periods ended March 31, 2002, and 2001
       c. Statements of cash flows for the three month periods ended March 31, 2002, and 2001
       d.  Notes to the condensed financial statements

 (iii) Audited Financial Statements of Knowledgemax, Inc. as of
       December 31, 2001, and 2000, and for the years ended
       December 31, 2001, 2000, and 1999.
       a.  Independent Auditors' Report
       b.  Balance sheets
       c.  Statements of Operations
       d.  Statement of Stockholders' Deficit
       e.  Statements of cash flows
       f.  Notes to financial statements

(i.)  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
      STATEMENTS FOR KNOWLEDGEMAX, INC. (UNAUDITED)

The unaudited pro forma consolidated financial information has been prepared by management and gives effect to the business combination and merger of Sideware Systems Inc. ("Sideware") and Knowledgemax, Inc. ("Knowledgemax") and related transactions including the sale by Sideware of a portion of its interest in the Chalk Group for cash consideration of $700,000. Following this sale, Sideware's remaining interest in the Chalk Group is below 50% and has become a minority interest.

The unaudited pro forma consolidated balance sheet as at March 31, 2002 has been prepared assuming that the transactions described in note 2 occurred on that date. The pro forma consolidated statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 have been compiled assuming that the transactions described in note 2 occurred at the beginning of the earliest periods presented.

The pro forma adjustments, which are based on available information and certain assumptions that Sideware and Knowledgemax believe are reasonable under the circumstances, are applied to the historical consolidated financial statements. As this transaction resulted in the former stockholders of Knowledgemax owning greater than 50% of the merged entity, the acquisition has been accounted for as an acquisition of the net assets of Sideware by Knowledgemax.

The unaudited pro forma consolidated financial information is provided for informational purposes only and does not purport to represent what the financial position or results of operations would actually have been had the pro forma transactions occurred, or to project results of operations or financial position for any future period.

The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements of each company and other information included in this filing.

(i) a.
Knowledgemax, Inc.
Pro forma Condensed Consolidated Balance Sheet
(Expressed in United States dollars)
(Unaudited)


=================================================================================================================================
                                                ----------Historical----------
                                                  Knowledgemax     Sideware
                                                        Inc.     Systems, Inc.
                                                    March 31,     March 31,        Eliminate       Pro forma
                                                        2002          2002            Chalk (a)   Adjustments          Pro forma
---------------------------------------------------------------------------------------------------------------------------------
                Assets
Current assets:
  Cash and cash equivalents                     $        988    $    241,404    $     12,584    $    700,000  (a)   $    954,976
  Short-term investments                                   -          17,250         (17,250)              -                   -
  Accounts receivable                                175,993          75,541         (75,541)              -             175,993
  Note receivable                                          -         597,893               -        (597,893) (d)              -
  Prepaid expenses and other current assets           24,060          52,961         (21,951)              -              55,070
---------------------------------------------------------------------------------------------------------------------------------
Total current assets                                 201,041         985,049        (102,158)        102,107           1,186,039

Deposits on leases                                         -          75,787               -               -              75,787
Intangible assets                                          -       1,141,152               -      (1,141,152) (a)              -
Goodwill                                                   -         593,951               -        (593,951) (a)              -
Deferred loss                                              -         231,465               -        (231,465) (a)              -
Property and equipment, net                          165,377         276,344        (269,815)              -             171,906
Other assets, net                                        450               -               -               -                 450
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $    366,868    $  3,303,748    $   (371,973)   $ (1,864,461)       $  1,434,182
=================================================================================================================================

    Liabilities and Stockholders' Deficit

Current liabilities
  Bank line of credit                           $     67,568    $          -    $          -    $          -        $     67,568
  Bank overdraft                                       6,959               -               -               -               6,959
  Line of credit - related party                     200,000               -               -        (200,000) (b)              -
  Accounts payable                                   617,071         907,200        (325,530)              -           1,198,741
  Accounts payable - related party                    68,466          45,730         (89,480)         43,750  (a)         68,466
  Accrued expenses                                   267,109               -               -         (30,661) (b)        236,448
  Salaries payable                                    91,315               -               -               -              91,315
  Current installments of obligations
     under capital leases                             61,038          51,340         (51,340)              -              61,038
  Notes payable                                       95,001         312,500        (312,500)              -              95,001
  Notes payable - related party                      352,837               -               -               -             352,837
  Deferred revenue                                         -          98,646         (68,646)              -                   -
---------------------------------------------------------------------------------------------------------------------------------
Total current liabilities                          1,827,364       1,415,416        (877,496)       (186,911)          2,178,373

Notes payable - related party                        732,949         488,837        (488,837)       (128,206) (b)          6,850
                                                                                                    (597,893) (d)
Notes payable                                         16,001         437,500        (437,500)              -              16,001
Obligations under capital leases,
     excluding current installments                   47,640          47,727         (47,727)              -              47,640
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                  2,623,954       2,389,480      (1,851,560)       (913,010)          2,248,864
---------------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' deficit:
  Preferred stock, par value $.01,
    Series A convertible preferred stock
      $.01 par value                                  3,286                -               -          (3,286) (b)              -
    Series B convertible preferred stock
      $.01 par value                                  9,527                -               -          (9,527) (b)              -
  Common stock, $.001 par value                      20,744       47,453,575      (3,148,732)            382  (b)        179,942
                                                                                                       1,257  (b)
                                                                                                 (44,147,284) (c)
  Additional paid-in capital                       6,147,686      12,122,161      (6,673,009)        358,485  (b)      7,443,705
                                                                                                      11,556  (b)
                                                                                                  44,147,284  (c)
                                                                                                 (48,670,458) (c)
  Accumulated other comprehensive loss                     -        (611,561)          1,896         609,665  (c)              -
  Accumulated deficit                             (8,438,329)    (58,049,907)     11,299,432      (1,310,318) (a)     (8,438,329)
                                                                                                  48,060,793  (c)
---------------------------------------------------------------------------------------------------------------------------------
Total stockholders' deficit                       (2,257,086)        914,268       1,479,587        (951,451)           (814,682)
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' deficit     $    366,868    $  3,303,748    $   (371,973)   $ (1,864,461)       $  1,434,182
=================================================================================================================================



See accompanying notes to consolidated financial statements.

(i) b.
Knowledgemax, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Expressed in United States dollars)
(Unaudited)

For the three months ended March 31, 2002



=========================================================================================================
                                                                               Pro forma
                                         ----------Historical----------      adjustments
                                         Knowledgemax       Sideware     and eliminating
                                             Inc.        Systems, Inc.           entries       Pro forma
---------------------------------------------------------------------------------------------------------


Revenue                                $     328,199   $     336,032      $    (336,032)   $     328,199
  Costs of revenue - related party           101,969               -                  -          101,969
  Costs of revenue                           200,493         219,318           (219,318)         200,493
---------------------------------------------------------------------------------------------------------
Gross profit                                  25,737         116,714           (116,714)          25,737

Operating expenses:
  Research and development                   259,583               -                  -          259,583
  Sales and marketing and
    website operations                             -         212,126           (212,126)               -
  General and administrative                 553,338       1,014,647           (226,146)       1,341,839
---------------------------------------------------------------------------------------------------------
Total operating expenses                     812,922       1,226,773           (438,272)       1,601,423
---------------------------------------------------------------------------------------------------------

Loss from operations                        (787,184)     (1,110,059)           321,558       (1,575,685)

Other income (expense):
  Interest expense                           (78,827)              -                  -          (78,827)
  Interest income                                  -             818               (750)              68
---------------------------------------------------------------------------------------------------------
Loss before income taxes                    (866,011)     (1,109,241)           320,808       (1,654,444)

Income taxes                                       -               -                  -                -
---------------------------------------------------------------------------------------------------------
Net loss                               $    (866,011)  $  (1,109,241)     $     320,808    $  (1,654,444)
=========================================================================================================

Basic and fully diluted
  net loss per share                   $       (0.01)  $       (0.01)                      $       (0.01)
Weighted average common shares
  used in computing net loss
  per share, basic and diluted            82,534,869      85,503,661                         168,038,530



See accompanying notes to pro forma consolidated financial statements.

(i) c.
Knowledgemax, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Expressed in United States dollars)
(Unaudited)

For the year ended December 31, 2001



=========================================================================================================
                                                                               Pro forma
                                         ----------Historical----------      adjustments
                                         Knowledgemax       Sideware     and eliminating
                                             Inc.        Systems, Inc.           entries       Pro forma
---------------------------------------------------------------------------------------------------------


Revenue                                $     618,831   $     346,334      $    (346,334)   $     618,831
  Costs of revenue - related party           225,938               -                  -          225,938
  Costs of revenue                           350,864         415,874           (415,874)         350,864
---------------------------------------------------------------------------------------------------------
Gross profit                                  42,029         (69,540)            69,540           42,029

Operating expenses:
  Research and development                   400,723               -                  -          400,723
  Sales and marketing and
    website operations                             -         261,109           (261,109)               -
  General and administrative               1,577,751       3,770,335           (419,008)       4,929,078
---------------------------------------------------------------------------------------------------------
Total operating expenses                   1,978,474       4,031,444           (680,117)       5,329,801
---------------------------------------------------------------------------------------------------------

Loss from operations                      (1,936,445)     (4,100,984)           749,657       (5,287,772)

Other income (expense):
  Interest expense                           572,746               -                  -          572,746
  Interest income                                  -         253,516             (7,976)         245,540
---------------------------------------------------------------------------------------------------------
Loss from continuing operations
  before extraordinary items              (1,363,699)     (3,847,468)           741,681       (4,469,486)
Loss from discontinued operations                  -     (10,632,482)        10,632,482                -
---------------------------------------------------------------------------------------------------------
Loss before extraordinary items            (1,363,699)    (14,479,950)        11,374,163       (4,469,486)

Extraordinary items:
  Gain on settlement of
    accounts payable                               -         254,819           (254,819)               -
  Gain on settlement of
    stockholder loans                              -          83,041            (83,041)               -
---------------------------------------------------------------------------------------------------------
  Total extraordinary items                        -         337,860           (337,860)               -
---------------------------------------------------------------------------------------------------------
Net loss                               $  (1,363,699)  $ (14,142,090)     $  11,036,303    $  (4,469,486)
=========================================================================================================

Basic and fully diluted
  net loss per share                   $       (0.02)  $       (0.21)                      $       (0.03)
Weighted average common shares
  used in computing net loss
  per share, basic and diluted            65,002,455      67,186,671                         132,189,126



See accompanying notes to pro forma consolidated financial statements.

(i) d.
Knowledgemax, Inc.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Three months ended March 31, 2002

(1) Basis of Presentation

    The accompanying pro forma consolidated financial statements have been compiled for purposes of inclusion in the Form 8-K/A, filed with the Securities and Exchange Commission in the United States, relating to the proposed business combination and merger of Sideware Systems Inc. ("Sideware") and Knowledgemax, Inc. ("Knowledgemax").

    These pro forma consolidated financial statements are not necessarily indicative of the financial position and results of operations that would have been attained had the transaction actually taken place at the dates indicated and does not purport to be indicative of the effects that may be expected to occur in the future.

    The pro forma consolidated statements have been compiled from:
        a)  the unaudited consolidated financial statements of Sideware as of March 31, 2002 and for the three months then ended;
        b)  the audited consolidated financial statements of Sideware for the year ended December 31, 2001;
        c) the unaudited financial statements of Knowledgemax as of March 31, 2002 and the three months then ended;
        d) the audited financial statements of Knowledgemax for the year ended December 31, 2001; and
        e)  the additional information set out in note 2.

    The pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States in effect at March 31, 2002 and should be read in conjunction with the historical financial statements of each company and other information included in this filing and in Sideware's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the three months ended March 31, 2002. The pro forma consolidated statements of operations do not include any recurring charges or credits as a result of the described transactions.

(2) Pro Forma Adjustments and Eliminating Entries

    The pro forma consolidated balance sheet as of March 31, 2002 has been prepared assuming that the transactions described below occurred on that date. The pro forma consolidated statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 have been compiled assuming the transaction relating to the proposed merger occurred at the beginning of the periods presented, but as indicated in note 1, apply generally accepted accounting principles as they will be in effect at the date of consummation of the merger.

    The pro forma consolidated financial statements give effect to the following transactions:

    a) The sale of a portion of the Chalk Group by Sideware for proceeds of $700,000 and the related disposition of Chalk Group's assets, liabilities, revenues and expenses. While the Company has an approximate 28% interest in Chalk subsequent to the merger, the Company has determined that it is no longer necessary to consolidate Chalk and that its remaining investment has no value. As such, the Company has included no amounts for such investment on the accompanying pro forma balance sheet.

    b) Issuance by Knowledgemax of its capital stock from April 1, 2002 to May 20, 2002 as follows:
        (i) issuance of capital stock for $158,867 for settlement of notes payable and accrued liabilities,
        (ii) issuance of capital stock for settlement of the $200,000 principal under its line of credit and for termination of a warrant agreement;
        (iii) conversion of Convertible preferred series A and B stock to common stock.

    c) The continuation of Sideware into Delaware and the acquisition of Sideware and related elimination of Sideware's share capital and deficit (note 3).

    d) The elimination of the intercompany balances.

(3) Pro Forma Merger

    Under the merger, Knowledgemax became a wholly-owned subsidiary of Sideware through the exchange of all of Knowledgemax's issued and outstanding capital stock for that number of Sideware common shares that resulted at closing in the former shareholders of Knowledgemax owing 52.48% of the issued and outstanding common shares of Sideware. The merger agreement contains a formula for calculating the conversion ratio, which resulted in each share of Knowledgemax being exchanged for 24.82 shares of Sideware at the time of closing.

    As this transaction resulted in the former shareholders of Knowledgemax owning greater than 50% of the merged entity, Knowledgemax has accounted for this merger as an acquisition of Sideware's net assets.

    The fair value of the deemed consideration has been estimated based on the fair value of the net assets of Sideware at the date of the pro forma consolidated balance sheet and includes actual cash acquisition costs of approximately $436,000. The accompanying pro forma financial statements have been prepared assuming that the merger occurred as of March 31, 2002; however, the following table shows the total consideration allocated to assets and liabilities acquired, based on estimated fair values as at May 20, 2002, adjusted for the pro forma disposition of the Chalk Group:

    Cash                                 $   717,910
    Accounts and other receivables             2,243
    Prepaid expenses                          19,888
    Deposit on lease                          52,021
    Property and equipment, net                4,562
    Accounts payable
      and accrued liabilities               (546,709)
                                            ---------

    Total net liabilities acquired       $   249,915
                                         ============

    Consideration paid:
    Fair value of equity
      instruments issued                 $  (187,887)
    Acquisition costs                        435,802
                                         ------------
                                         $  (249,915)
                                         ============

(ii)   CONDENSED FINANCIAL STATEMENTS OF
       KNOWLEDGEMAX, INC.(unaudited)

(ii) a.
Knowledgemax, Inc.
Condensed Balance Sheet
(Expressed in United States dollars)
(Unaudited)


=============================================================
                                              March 31, 2002
-------------------------------------------------------------
                        Assets

Current assets:
  Cash and cash equivalents                      $       988
  Accounts receivable                                175,993
  Prepaid expenses and other current assets           24,060
-------------------------------------------------------------
   Total current assets                              201,041

Property and equipment, net                          165,377
Other assets, net                                        450
-------------------------------------------------------------
   Total assets                                 $    366,868
=============================================================

          Liabilities and Stockholders' Deficit

Current liabilities
  Bank line of credit                           $     67,568
  Book overdraft                                       6,959
  Line of credit - related party                     200,000
  Accounts payable                                   617,071
  Accounts payable - related party                    68,466
  Accrued expenses                                   267,109
  Salaries payable                                    91,315
  Current installments of obligations
     under capital leases                             61,038
  Notes payable                                       95,001
  Notes payable - related party                      352,837
  -----------------------------------------------------------
   Total current liabilities                       1,827,364

Notes payable - related party                        732,949
Notes payable                                         16,001
Obligations under capital leases,
     excluding current portion                        47,640
-------------------------------------------------------------
   Total liabilities                               2,623,954

Commitments and contingencies

Stockholders' deficit:
  Preferred stock, par value $.01,
      5,000,000 shares authorized
    Series A convertible preferred stock
      (voting), $.01 par value,
      330,000 shares designated, 328,610 shares
      issued and outstanding (liquidation
      preference of $603,151)                          3,286
    Series B preferred stock (voting),
      $.01 par value, 1,275,000 shares
      designated, 952,7658 shares
      issued and outstanding (liquidation
      preference of $1,484,373)                        9,527
  Common stock, $.01 par value, 15,000,000 shares
      authorized, 2,074,447 shares issued
      and outstanding                                 20,744
  Additional paid-in capital                       6,147,686
  Accumulated deficit                             (8,438,329)
-------------------------------------------------------------
   Total stockholders' deficit                    (2,257,086)
-------------------------------------------------------------
   Total liabilities and stockholders' deficit $     366,868
=============================================================


See accompanying notes to condensed interim financial statements.

(ii) b.
Knowledgemax, Inc.
Condensed Statements of Operations
(Expressed in United States dollars)
(Unaudited)


==========================================================================
                                                    Three months ended
                                                         March 31,
                                                  2002               2001
--------------------------------------------------------------------------


Revenue                                  $     328,199     $            -
Costs of revenue - related party               101,969                  -
Costs of revenue                               200,493                  -
--------------------------------------------------------------------------
Gross profit                                    25,737                  -

Operating expenses:
  Research and development                     259,583             27,008
  General and administrative                   553,338            205,855

--------------------------------------------------------------------------
   Total operating expenses                    812,922            232,863
--------------------------------------------------------------------------

   Loss from operations                       (787,184)          (232,863)

  Interest expense                             (78,827)           (22,997)
--------------------------------------------------------------------------

   Loss before income taxes                   (866,011)          (255,860)

Income taxes                                         -                  -
--------------------------------------------------------------------------

   Net loss                              $    (866,011)          (255,860)
==========================================================================

Basic and fully diluted net loss
  per share                                 82,534,869         57,472,947
Weighted average common shares used
  in computing net loss per share,
   basic and diluted                     $       (0.01)     $      (0.00)

See accompanying notes to condensed interim financial statements.

(ii) c.
Knowledgemax, Inc.
Condensed Statements of Cash Flows
(Expressed in United States dollars)
(Unaudited)



==========================================================================
                                                    Three months ended
                                                         March 31,
                                                  2002               2001
--------------------------------------------------------------------------
Cash flows used in operating
 activities:
  Net loss                               $    (866,011)    $     (255,860)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
     Depreciation and amortization              16,754             20,128
     Issuance of common stock
      for services                                   -             25,000
     Warrant expense                            45,274                  -
     Non-cash stock compensation
      expense                                    7,008              2,585
     Non-cash conversion of accrued
      interest into Series B
      convertible preferred stock               11,939                  -
     Change in assets and liabilities;
      (Increase) decrease in accounts
        receivable                             (26,982)                 -
      (Increase) decrease in prepaid
        expenses and other assets               29,162                  -
      Increase (decrease) in accounts
       payable and accrued expenses            310,177             71,558

--------------------------------------------------------------------------
  Net cash used in operating
   activities                                 (472,680)          (136,589)

Cash flows from Investing
 activities:
  (Purchases of) proceeds from return
    of property and equipment                  (16,672)                 -
--------------------------------------------------------------------------
  Net cash used in investing
   activities                                  (16,672)                 -

Cash flows from financing
 activities:
  (Repayments on) proceeds from
   line of credit                               (5,402)            (3,348)
  Repayments on capital leases                  (9,814)                 -
  Repayments on notes payable                   (2,381)                 -
  Proceeds from issuance of
   notes payable related party                 454,743                  -
  Repayments on notes payable                  (34,399)                 -
  Book overdraft                                 6,959                  -
  Proceeds from issuance of Series B
   convertible debt                                  -             50,000
  Proceeds from issuance of Series B
   convertible preferred stock                       -            200,000
--------------------------------------------------------------------------
  Net cash provided by financing
   activities                                  409,706            246,652
--------------------------------------------------------------------------
Net increase (decrease) in cash and
 cash equivalents                              (79,645)           110,063

Cash and cash equivalents,
 beginning of period                            80,633             11,088
--------------------------------------------------------------------------
Cash and cash equivalents,
 end of period                           $         988     $      121,151
==========================================================================




Supplemental disclosure of
 cash flow information:
   Interest paid                       $      11,572       $       2,061
   Conversion of accounts payable
     into stock                              177,922                   -
   Conversion of notes payable
     related party and accrued
     interest to Series B convertible
     preferred stock                   $      70,000       $           -


See accompanying notes to condensed interim financial statements.

(ii) d.
Knowledgemax, Inc.
Notes to Unaudited Condensed Interim Financial Statements
March 31, 2002 and 2001

(1)  Description of Operations

     Knowledgemax, Inc. (the "Company") has developed an eBusiness supply chain and delivery system for commercially available learning and knowledge products and customer proprietary information.

(2)  Basis of Presentation

     The unaudited interim condensed financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America and reflect all adjustments,,which are normal and recurring in nature, that, in the opinion of management, are necessary for fair presentation of the interim financial information.

     The unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to those rules and regulations, but the Company believes that the disclosures are adequate to ensure the information presented is not misleading. These unaudited condensed financial statements and notes included herein should be read in conjunction with the Company's audited financial statements and notes for the year ended December 31, 2001.

     The results of operations for the interim periods presented are not necessarily indicative of the results expected for any subsequent quarter or for the entire year ending December 31, 2002.

(3) Risks and Uncertainties - Liquidity and Capital Resources and Competitive Environment

     The Company's growth has required, and will continue to require, substantial capital to fund expanding working capital needs, new business initiatives and capital expenditures. To date, the funding of these requirements has come primarily from outside investors. While outside investors have historically provided the required funding, they have no obligation to continue to do so. The Company intends to seek additional financing from investors; such funding may be in the form of debt, equity, or some combination. There can be no assurance of continued funding by outside investors or other sources or that such funding will be on terms favorable to the Company.

     The Company expects to continue to focus on developing and enhancing its software and website applications as well as expanding its service offerings and revenues; however, the Company anticipates generating operating losses and negative cash flows from operations for the foreseeable future. The markets the Company is pursuing are highly competitive and there can be no assurance that the Company's service offerings will be successful, or that the Company will ever generate operating profits or positive cash flows.

     The Company has a limited operating history and its prospects are subject to the risks, expenses, and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services. These risks include, among others, the failure to develop a viable online delivery service, inability to maintain and increase its customer base, and interruptions of service from the Internet service provider that hosts the Company's web site.

     The Company has experienced operating losses and negative cash flows from operations since its inception, has working capital and stockholders' deficiencies, and has been unable to repay certain obligations when due.

     These factors described above, either individually or in the aggregate, could have an adverse effect on the Company's financial condition and future operating results and create an uncertainty as to the Company's ability to continue as a going concern. The unaudited condensed interim financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

(4)  Merger of the Company

     On December 7, 2001, the Company entered into an agreement to merge with Sideware Systems, Inc., a publicly traded company. On March 20, 2002, shareholders' approval was obtained for the merger. On May
     21, 2002 the merger between the two companies was completed. Immediately following the merger, former Knowledgemax stockholders owned approximately 52% of the outstanding common stock of the merged entity. The business of Knowledgemax became the business of the merged entity and the merged entity changed its name from Sideware Systems Inc. to Knowledgemax, Inc. The business combination will be accounted for using the purchase method of accounting. As this transaction resulted in the former shareholders of Knowledgemax owning greater than 50% of the merged entity, Knowledgemax has accounted for this merger as an acquisition of Sideware's net assets.

(5)  Summary of Significant Accounting Policies - Revenue Recognition

     The Company recognizes revenue from the 3rd party materials such as sale of books and learning materials, videos and CDs, net of any discounts or promotions, when the materials are received and accepted by the customer. The Company takes title to the materials upon transfer from the shipper and assumes risks and rewards of ownership including risk of loss while the products are in transit to the customer and for collection of billings to the customer. The Company does not act as an agent or broker for the supplier. Shipping charges assessed to the customer are included in net sales. There were no discounts or promotions during the three month period ended March 31, 2002.

(6)  Equity Transactions

     For the three months ended March 31, 2002, the Company granted 55,000 options to purchase common stock to employees at an exercise price of $2.97 per share. There were no grants of options to purchase common stock to non-employees during this same period.

     For the three months ended March 31, 2002, the Company issued 23,569 shares of common stock to a third party developer to settle a related party note payable and accrued interest totaling $70,000. The Company also issued 39,563 shares of common stock for services rendered to the Company for $117,490 and 20,347 shares of series B convertible preferred stock for services rendered for $60,430. The Company also issued 4,020 shares of Series B convertible preferred stock for interest totaling $11,939.

(7)  Note Payable

     In April 2001, the Company received a $70,000 loan from Montgomery County, Maryland, the county in which the Company was previously located. The loan bears interest at 10% and is due 5 years from the
     date of issuance provided    that the Company meets certain
     requirements such as maintaining a presence in the county. The Company's decision to terminate its office lease effective February 2002 and its relocation outside of the county violates the provisions of the agreement and, accordingly, upon the Company's departure from the county in February 2002, the county may call the note for full payment at any time thereafter. Accordingly, the amount is presented as a current liability in the accompanying unaudited condensed balance sheet as of March 31, 2002.

(8)  Earnings Per Share

      Weighted averages number of shares outstanding have been determined based upon the equivalent number of shares that would have been outstanding as contemplated by the merger in Note 4.

(iii)  AUDITED FINANCIAL STATEMENTS of KNOWLEDGEMAX, INC.
       AS OF DECEMBER 31, 2001, AND 2000, AND FOR THE
       YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999.

(iii) a.
                  Independent Auditors' Report


The Board of Directors
Knowledgemax, Inc.:


We have audited the accompanying balance sheets of Knowledgemax, Inc. as of December 31, 2001 and 2000, and the related statements of operations, stockholders' deficit, and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 13 to the financial statements, on December 7, 2001, the Company entered into an agreement to merge with Sideware Systems, Inc., a publicly-traded company. The merger was completed on May 21, 2002, and the Company's stockholders received greater than 50% of the voting interests of the merged company.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Knowledgemax, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in note 2 to the financial statements, the Company has incurred losses and negative cash flows from operations since inception, has working capital and stockholders' deficiencies, and has been unable to repay certain obligations when due. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.




/s/ KPMG LLP

McLean, Virginia
August 15, 2002

(iii) b.
Knowledgemax, Inc.
Balance Sheets

December 31, 2001 and 2000


============================================================================
                                                       2001            2000
----------------------------------------------------------------------------
                    Assets

Current assets:
  Cash and cash equivalents                      $    80,633    $     11,188
  Accounts receivable                                149,011               -
  Prepaid expenses and other current assets           53,222               -
  --------------------------------------------------------------------------
   Total current assets                              282,866          11,188

Property and equipment, net                          165,309          76,175
Other assets, net                                        600           1,200
----------------------------------------------------------------------------
   Total assets                                 $    448,775    $     88,563
============================================================================

         Liabilities and Stockholders' Deficit

Current liabilities
  Bank line of credit                           $     72,970    $     84,072
  Line of credit - related party                     200,000         200,000
  Accounts payable                                   535,260         390,282
  Accounts payable - related party                    46,901           6,606
  Accrued expenses                                   208,997         113,461
  Accrued expenses - related party                         -          50,000
  Salaries payable                                   122,570         264,613
  Current installments of obligations
     under capital leases                             41,347               -
  Notes payable                                       94,716               -
  Notes payable - related party                      159,909          27,090
  --------------------------------------------------------------------------
   Total current liabilities                       1,482,670       1,136,124

Notes payable - related party                        573,511         565,905
Notes payable                                         18,667               -
Obligations under capital leases,
     excluding current portion                        77,145               -
----------------------------------------------------------------------------
   Total liabilities                               2,151,993       1,702,029

Commitments and contingencies (Notes 2 and 10)

Stockholders' deficit:
  Preferred stock, par value $.01,
      5,000,000 shares authorized
    Series A convertible preferred stock
      (voting), $.01 par value,
      330,000 shares designated, 328,610 shares
      issued and outstanding (liquidation
      preference of $603,151)                          3,286           3,286
    Series B preferred stock (voting),
      $.01 par value, 1,275,000 shares
      designated, 928,398 and 485,231 shares
      issued and outstanding respectively
      (liquidation preference of $1,484,373)           9,284           4,852
  Common stock, $.01 par value, 15,000,000 shares
      authorized, 2,011,315 and 1,483,950 shares
      issued and outstanding, respectively            20,113          14,840
  Additional paid-in capital                       5,836,416       3,426,683
  Accumulated deficit                             (7,572,317)     (5,063,127)
  --------------------------------------------------------------------------
   Total stockholders' deficit                    (1,703,218)     (1,613,466)
----------------------------------------------------------------------------
   Total liabilities and stockholders' deficit $     448,775    $     88,563
============================================================================


See accompanying notes to financial statements.

(iii) c.
Knowledgemax, Inc.
Statements of Operations

Years ended December 31, 2001, 2000, and 1999


====================================================================================
                                                2001            2000            1999
------------------------------------------------------------------------------------


Revenue                                $     618,831  $            -  $            -
Costs of revenue - related party             225,938               -               -
Costs of revenue                             350,864               -               -
------------------------------------------------------------------------------------
Gross profit                                  42,029               -               -

Operating expenses:
  Research and development                   400,723         479,457         447,925
  General and administrative               1,577,751       1,535,015         867,151

------------------------------------------------------------------------------------
   Total operating expenses                1,978,473       2,014,472       1,315,076
------------------------------------------------------------------------------------

   Loss from operations                   (1,936,444)     (2,014,472)     (1,315,076)

Other income (expense):
  Interest expense                          (572,746)       (593,261)        (86,380)
  Interest income                                  -             751           1,752
------------------------------------------------------------------------------------

   Loss before income taxes               (2,509,190)     (2,606,982)     (1,399,704)

Income taxes                                       -               -               -
------------------------------------------------------------------------------------

   Net loss                            $  (2,509,190)     (2,606,982)     (1,399,704)
====================================================================================


See accompanying notes to financial statements.

(iii) d.
Knowledgemax, Inc.
Statements of Stockholders' Deficit
(Expressed in United States dollars)

Years ended December 31, 2001, 2000, and 1999

==================================================================================================================================
                           Series A Convertible   Series B Convertible
                             Preferred Stock        Preferred Stock        Common Stock       Additional
                           --------------------   --------------------  --------------------    paid-in   Accumulated
                            Shares     Amount      Shares     Amount     Shares     Amount      capital     Deficit       Total
----------------------------------------------------------------------------------------------------------------------------------
Balance at
 December 31, 1998               -     $    -           -    $    -      1,000,143  $ 10,001  $405,913  $(1,056,441)  $  (640,527)
Exchange of stock
 subscription receivable
 for services rendered           -          -           -         -              -         -    46,500            -        46,500
Net loss                         -          -           -         -              -         -         -   (1,399,704)   (1,399,704)
----------------------------------------------------------------------------------------------------------------------------------
Balance at
 December 31, 1999               -          -           -         -      1,000,143    10,001   452,413   (2,456,145)   (1,993,731)
Conversion of Series A
 convertible debt          297,746      2,977           -         -              -         -   527,607            -       530,584
Issuance of Series A
 convertible preferred
 stock for consulting
 services                   30,864        309           -         -              -         -    91,357            -        91,666
Series A beneficial
 conversion charge               -          -           -         -              -         -   371,801            -       371,801
Issuance of Series B
 convertible preferred
 stock                           -          -     303,245     3,033              -         -   897,597            -       900,630
Conversion of series B
 convertible debt                -          -     113,640     1,136              -         -   336,379            -       337,515
Issuance of Series B
 convertible preferred
 stock for consulting
 services                        -          -      51,937       519             -          -   153,731            -       154,250
Issuance of Series B
 convertible preferred
 stock in settlement of
 related party accrued
 interest                         -         -      16,409       164             -         -     48,569            -        48,733
Issuance of common stock
 for services                     -         -           -         -       471,651     4,717    489,415            -       494,132
Issuance of common stock
 to related party for
 accrued interest                 -         -           -         -        10,000       100      9,900            -        10,000
Option compensation
 expense                          -         -           -         -             -         -      3,486            -         3,486
Warrant expense                   -         -           -         -             -         -     42,294            -        42,294
Exercise of stock
 options                          -         -           -         -         2,156        22      2,134            -         2,156
Net loss                          -         -           -         -             -         -          -   (2,606,982)   (2,606,982)
----------------------------------------------------------------------------------------------------------------------------------
Balance at
 December 31, 2000          328,610     3,286     485,231     4,852     1,483,950    14,840  3,426,683   (5,063,127)   (1,613,466)
Issuance of Series B
 convertible preferred
 stock                            -         -     211,279     2,113             -         -    625,387            -       627,500
Conversion of Series B
 convertible debt                 -         -     141,898     1,419             -         -    420,063            -       421,482
Issuance of Series B
 convertible preferred
 stock for notes payable,
 accrued interest, and
 services                         -         -      29,216       292             -         -     86,481            -        86,773
Issuance of Series B
 convertible preferred
 stock in settlement of
 related party notes
 payable and accrued
 interest                         -         -      44,694       447             -         -    132,294            -       132,741
Issuance of Series B
 convertible preferred
 stock in settlement of
 related party accrued
 interest                         -         -      16,080       161             -         -     47,597            -        47,758
Issuance of common stock
 for services                     -         -           -         -       500,865     5,008    587,577            -       592,585
Option compensation expense       -         -           -         -             -         -     47,543            -        47,543
Warrant expense                   -         -           -         -             -         -    436,556            -       436,556
Exercise of stock options         -         -           -         -        26,500       265     26,235            -        26,500
Net loss                          -         -           -         -             -         -          -   (2,509,190)   (2,509,190)
----------------------------------------------------------------------------------------------------------------------------------
Balance at
 December 31, 2001          328,610    $3,286     928,398    $9,284     2,011,315   $20,113 $5,836,416  $(7,572,317)  $(1,703,218)
==================================================================================================================================


See accompanying notes to financial statements.

(iii) e.
Knowledgemax, Inc.
Statements of Cash Flows

Years ended December 31, 2001, 2000, and 1999


======================================================================================
                                                2001             2000            1999
--------------------------------------------------------------------------------------

Cash flows used in operating
 activities:
  Net loss                             $  (2,509,190)  $  (2,606,982)  $   (1,399,704)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
     Depreciation and amortization            41,022          28,574           10,367
     Amortization of deferred
      financing fees                               -           7,064           21,168
     Issuance of common stock
      for services                           592,585         494,132                -
     Warrant expense                         436,556          42,294                -
     Non-cash stock compensation
      expense                                 47,543           3,486                -
     Beneficial conversion charge                  -         371,801                -
     Non-cash conversion of accrued
      interest into Series A
      convertible preferred stock                  -          55,584                -
     Series B convertible preferred
      stock issued for services               18,053         154,250                -
     Series A convertible preferred
      stock issued for services                    -          91,666                -
     Non-cash conversion of accrued
      interest into Series B
      convertible preferred stock             31,648          12,515                -
     Non-cash conversion of related
      party accrued interest into
      Series B convertible preferred
      stock                                   47,758          48,733                -
     Issuance of common stock to related
      party for accrued interest                   -          10,000                -
     Change in assets and liabilities;
      (Increase) decrease in accounts
        receivable                          (149,011)              -                -
      (Increase) decrease in prepaid
        expenses and other assets            (53,222)          2,979           10,163
      Increase (decrease) in accounts
       payable and accrued expenses          263,783         411,123          630,925

--------------------------------------------------------------------------------------
  Net cash used in operating
   activities                             (1,232,475)       (872,781)        (727,081)

Cash flows from Investing
 activities:
  Purchase of property and equipment               -         (71,209)          (7,110)
--------------------------------------------------------------------------------------
  Net cash used in investing
   activities                                      -         (71,209)          (7,110)

Cash flows from financing
 activities:
  (Repayments on) proceeds from
   line of credit                            (11,102)         35,826           48,246
  Repayments on capital lease
   obligations                               (11,064)              -                -
  Repayments on notes payable                 (3,521)              -                -
  Proceeds from issuance of
   notes payable                             252,125               -                -
  Proceeds from issuance of Series A
   convertible promissory notes                    -               -          500,000
  Principal repayments on Series A
   convertible debt                                -        (25,000)                -
  Bank overdraft                                   -         (8,434)            8,434
  Proceeds from issuance of
   common stock                               26,500          2,156                 -
  Proceeds from issuance of Series B
   convertible debt                          421,482         50,000           175,000
  Proceeds from issuance of Series B
   convertible preferred stock               627,500        900,630                 -
--------------------------------------------------------------------------------------
  Net cash provided by financing
   activities                              1,301,920         955,178          731,680
--------------------------------------------------------------------------------------
Net increase (decrease) in cash and
 cash equivalents                             69,445         11,188            (2,511)

Cash and cash equivalents,
 beginning of period                          11,188              -             2,511
--------------------------------------------------------------------------------------
Cash and cash equivalents,
 end of period                         $      80,633   $      11,188    $           -
======================================================================================




Supplemental disclosure of
 cash flow information:
   Interest paid                       $      28,075   $       2,156    $           -

Supplemental disclosure of
 noncash activities:
   Assets acquired under
     capital lease                     $     129,556   $           -                -
   Conversion of accounts payable
    into notes payable                       175,016         485,965                -
   Conversion of Series A convertible
    debt to Series A convertible
    preferred stock                                -         475,000                -
   Conversion of Series B convertible
    debt to Series B convertible
    preferred stock                          421,482         325,000                -
   Issuance of Series B convertible
    preferred stock in settlement
    of notes payable                         169,813               -                -

See accompanying notes to consolidated financial statements.

(iii) f.
Knowledgemax, Inc.
Notes to Financial Statements
December 31, 2001 and 2000

(1) Organization and Nature of Business

    On May 1, 1998, Knowledgemax, Inc. (the "Company") was incorporated in the State of Maryland. On June 17, 1998, Leadership Library Limited Partnership was merged into Knowledgemax, Inc. On June 8, 2000, Leadership Library, Inc., the former general partner of Leadership Library Limited Partnership, was merged into
    Knowledgemax, Inc. On August 17, 2000, the Company reincorporated in the State of Delaware.

    The Company's main activity consists of developing the Knowledgemax.com website, a book selling, e-Commerce, and e-learning database platform for companies to select, purchase, and deliver knowledge resources and education to their employees.

    The Company was classified as a development stage enterprise until May 2001, when the Company began generating revenues.

    On December 21, 2001, the Company entered into an agreement to merge with Sideware Systems, Inc., (Sideware) a publicly traded company (see note 13).

(2) Risks and Uncertainties - Liquidity and Capital Resources and
    Competitive Environment

    The Company's growth has required, and will continue to require, substantial capital to fund expanding working capital needs, new business initiatives, and capital expenditures. To date, the funding of these requirements has come primarily from outside investors. While outside investors have historically provided the required funding, they have no obligation to continue to do so. The Company intends to seek additional funding from investors, which funding may be in the form of debt, equity, or some combination. There can be no assurance of continued funding by outside investors or other sources or that such funding will be on favorable terms to the Company.

    The Company expects to continue to focus on developing and enhancing its software and website applications as well as expanding its service offerings and generating revenues, however, the Company anticipates generating operating losses and negative cash flows from operations for the foreseeable future. The markets the Company is pursuing are highly competitive and there can be no assurance that the Company's service offerings will be successful, or that the Company will ever generate operating profits or positive cash flows.

    The Company has a limited operating history and its prospects are subject to the risks, expenses, and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services. These risks include the failure to develop a viable online delivery service, inability to maintain and increase its customer base and interruptions of service from the Internet service provider that hosts the Company's web site, as well as other risks and uncertainties.

    The Company has experienced operating losses and negative cash flows from operations since its inception, has working capital and stockholders' deficiencies and has been unable to repay certain obligations when due.

    The merger with Sideware, see note 13, will provide the Company with access to additional capital, resources, the public market for
    securities, and technology to assist in funding requirements.   There

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

    can be no assurance that the merger will provide sufficient resources or access to capital to support or sustain the operations of the Company.

    These factors described above, either individually or in the aggregate, could have an adverse effect on the Company's financial condition and future operating results and create an uncertainty as to the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

(3) Summary of Significant Accounting Policies

    (a) Cash and Cash Equivalents

        All highly liquid investments with a maturity of three months or less when purchased are considered cash equivalents. Cash and cash equivalents consist of cash on deposit with banks and money market funds stated at cost which approximates fair value. At times, these accounts may exceed federally insured limits. The Company has not experienced any losses in such bank accounts. The Company believes it is not exposed to significant credit risk related to cash and cash equivalents.

    (b) Fair Value of Financial Instruments

        The carrying amounts of the Company's financial instruments, as estimated by management, which include cash equivalents, accounts payable, accrued expenses, bank line of credit, and line of credit-related party approximate their fair values due to the relatively short duration of these instruments, the stated interest rate of these instruments, and the security interests of these instruments. The carrying amount of the Company's notes payable-related party and notes payable as compared to their fair value are disclosed in notes 7(c) and 9(c). The fair values of these notes payable-related party and notes payable were calculated as the present value of the future cash flows discounted at the Company's estimated incremental borrowing rate.

    (c) Property and Equipment

        Property and equipment is carried at historical cost less accumulated depreciation and amortization. Property and equipment under capital leases are stated at the present value of future minimum lease payments. Depreciation and amortization is calculated using the straight-line method based on the estimated useful lives of the assets as follows:

          Leased equipment and software     lesser of 3 years or lease term
          Computer equipment and software   3-5 years
          Furniture and fixtures            5-7 years

    (d) Recovery of Long-Lived Assets

        In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, the Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

        asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the undiscounted future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

    (e) Research and Development Costs

        Research and development costs are expensed as incurred.

    (f) Stock Options and Warrants

        The Company accounts for employee stock-based compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES and related interpretations and complies with the disclosure provisions of SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. Under APB No. 25, compensation expense is based upon the difference, if any, between the fair value of the Company's stock and the exercise price on the date of the grant. Stock options and warrants to purchase common stock granted to other than employees as consideration for goods or services rendered are measured at fair value and are recognized as the goods or services are provided in accordance with SFAS
        No. 123 and related interpretations.

    (g) Revenue Recognition

        The Company recognizes revenue from the sale of books and learning materials, net of any discounts or promotions, when the products are received and accepted by the customer. The Company takes title to the books upon transfer from the shipper and assumes risks and rewards of ownership including risk of loss while the products are in transit to the customer and for collection. The Company does not act as an agent or broker for the supplier. Shipping charges assessed to the customer are included in net sales.

    (h) Income Taxes

        The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

    (i) Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

        that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results may differ from those estimates.


    (j) Comprehensive Income (Loss)

        The Company reports comprehensive income (loss) in accordance with SFAS No. 130, REPORTING COMPREHENSIVE INCOME. The Company has determined that there were no transactions that have taken place during the years ended December 31, 2001, 2000, or 1999, that would be classified as other comprehensive income (loss).

    (k) Web Site Development Costs

        Web site development costs are accounted for in accordance with Emerging Issues Task Force Issue (EITF) No. 00-2, ACCOUNTING FOR WEB SITE DEVELOPMENT COSTS and Statement of Position (SOP) 98-1, ACCOUNTING FOR COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE.

    (l) Recent Accounting Pronouncements

        In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, BUSINESS COMBINATIONS, which addresses the financial accounting and reporting for business combinations and supersedes APB Opinion No. 16, BUSINESS COMBINATIONS, and SFAS No. 38, ACCOUNTING FOR PREACQUISITION CONTINGENCIES OF PURCHASED ENTERPRISES, and is applicable to all business combinations initiated after June 30, 2001. SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting and broadens the criteria for recording intangible assets separate from goodwill.

        Recorded goodwill and intangibles will be evaluated against the new criteria and may result in certain intangibles being reclassified to goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. The Company does not expect that the adoption of SFAS No. 141 will have a material impact on the financial statements presented herein.

        In July 2001, the FASB issued SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, which is effective beginning in fiscal year 2002. This statement addresses financial accounting and reporting for intangible assets acquired individually or with a group of other assets at acquisition. This statement also addresses financial accounting and reporting for goodwill and other intangible assets subsequent to their acquisition. Under SFAS No. 142, goodwill will not be amortized. Instead, the statement requires that entities perform an initial impairment assessment upon adoption and then again on at least an annual basis or upon the occurrence of triggering events, if earlier, to identify potential goodwill impairment and measure the amount of goodwill impairment loss to be recognized, if any. An impairment loss is recognized when the carrying amount of reporting unit goodwill exceeds the implied fair value of that goodwill. After a goodwill impairment loss is recognized, the adjusted carrying amount of the goodwill shall be its new accounting basis. The Company does

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

        not expect that the adoption of SFAS No. 141 will have a material impact on the financial statements presented herein.

        In October 2001, the FASB issued SFAS No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS," which is effective beginning in fiscal year 2002. SFAS No. 144 supersedes previous guidance for financial accounting and reporting for the impairment or disposal of long-lived assets and for segments of a business to be disposed of. SFAS No. 144 retains the fundamental provisions of existing generally accepted accounting principles with respect to recognition and measurement of long-lived asset impairment contained in SFAS No. 121. However, SFAS No. 144 provides new guidance intended to address certain significant implementation issues associated with SFAS No. 121, including expanded guidance with respect to appropriate cash flows to be used, whether recognition of any long-lived asset impairment is required, and if required, how to measure the amount of impairment. SFAS No. 144 also requires that any net assets to be disposed of by sale be reported at the lower of carrying value or fair market value less costs to sell, and expands the reporting of discontinued operations to include any component of an entity with operations and cash flows that can be clearly distinguished from the rest of the company. The Company does not expect that the adoption of SFAS No. 144 will have a material impact on the financial statements presented herein.

    (m) Reclassifications

        Certain prior year amounts have been reclassified to conform to fiscal year 2001 presentation.

(4) Concentrations of credit risk

    The Company revenues and receivables are generated and due from one customer.

    The Company uses a primary book distributor to supply books for sale to its customer. The book distributor is also a related party (see note 9), and accounted for 39% of its total cost of revenue during the year ended December 31, 2001. The Company also utilizes other vendors and negotiates terms which are competitive with those of the primary book distributor.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

(5) Property and Equipment

    Property and equipment consist of the following at December 31, 2001 and 2000:

                                                       December 31,
                                                ------------------------
                                                     2001       2000
                                                   --------   --------

    Computer equipment and software                $243,759   $107,918
    Furniture and fixtures                           10,688     16,973
                                                   ---------  ---------

                    Total                           254,447    124,891

    Less accumulated depreciation and
    amortization                                    (89,138)   (48,716)
                                                   ---------  ---------

                    Net property and equipment     $165,309   $ 76,175
                                                   =========  =========

    Computer equipment and software with a total cost of $129,556 are being held under capital leases at December 31, 2001 with accumulated amortization of $18,319.

(6) Bank Line of Credit

    In July 1998, the Company entered into a line of credit facility with a bank. The maximum amount of the line is $100,000 as of December 31, 2001. The debt is secured by the personal guarantee of a stockholder, and carries an interest rate of the bank's prime lending rate plus 1 % which was 6.5% and 9% as of December 31, 2001 and 2000, respectively. The Company is required to make monthly principal and interest repayments of approximately $2,000 and there is no stated
    maturity date on the line of credit.   Payment of the balance is at
    the discretion of the holder in the event the guarantee is withdrawn.

(7) Notes Payable

    (a) Series A Convertible Notes

        At various dates during 1999, the Company issued Series A convertible notes ("Series A notes") for an aggregate of $500,000, bearing interest at the rate of 8 % per annum.
        In 2000, the Company repaid $25,000 of the principal balance plus accrued interest. The Series A notes were due one year after the date of issuance and were convertible, immediately and at any time, at the option of the holder, in whole or in part, into shares of the Company's common stock. In addition, in the event that the Company completed the sale of stock in a qualified offering as defined in the agreements, the Series A notes plus accrued interest would be convertible, at the option of the holder, into shares of the Company's Series A convertible preferred stock ("Series A preferred stock") at a conversion price of 80 % of the price of the qualified offering if the offering was completed within 120 days of the issuance of the series A notes, and 60 % of the price per share of the qualified offering if completed after 120 days of the issuance of the series A notes. The issuance of the Company's Series B convertible preferred stock (see note 6(b)) was considered a

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

        qualified offering under the terms of the Series A notes. The qualified offering occurred more than 120 days after the issuance of the Series A notes. In August 2000, at the election of the Series A note holders, the remaining principal balance of the Series A notes of $475,000, plus accrued interest of $55,584, was converted into 297,746 shares of the Company's Series A preferred stock at a price of $1.782 per share. To account for the beneficial conversion feature of the Series A notes, the Company recorded $371,801 of additional interest expense for the year ended December 31, 2000. In addition, in August 2000, the Company issued 30,864 shares of Series A preferred stock in settlement of $91,666 owed for advances and services provided to the Company.

    (b) Series B Convertible Notes

        At various dates during 1998 and 1999, the Company issued Series B convertible notes ("Series B notes") for an aggregate of $275,000, bearing interest at the rate of 8 % per annum.
        In 2000, the Company issued an additional $50,000 of the series B notes. The Series B notes plus accrued interest were convertible, at the option of the holder, in whole or in part, into shares of the Company's Series B convertible preferred stock ("Series B stock") in the event of a qualified offering as defined in the agreement, at a price per share equal to the price per share of the qualified offering. In August 2000, the Company completed the sale of 303,245 shares of Series B stock at a price of $2.97 per share for total proceeds of $900,630. The Series B stock represented a qualified offering under the terms of the Series B notes. In August 2000, at the election of the Series B note holders, the outstanding principal balance of the Series B notes of $325,000, plus accrued interest of $12,515 was converted into 113,640 shares of Series B stock at $2.97 per share. In 2000, the Company also issued 51,937 shares of Series B stock in full settlement of $154,250 owed for consulting services and the Company issued 16,409 shares of Series B stock in settlement of $48,733 of accrued interest owed under the Company's line of credit with a wholesale book distributor (the "book distributor") (see note 9(a)).

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

    (c) Promissory notes

        The following is a summary of notes payable as of:


                                                       2001       2000
                                                    --------   --------
        Unsecured note due on demand,
          interest accrues at 7% per annum.         $ 14,780   $     -
        Secured note due on demand
          at 10% per annum                            70,000         -
        Unsecured note due November 30, 2004
          at 11% per annum, with
          monthly payments of $1,057                  28,603         -
					            ---------  --------
                                                     113,383         -
                                                    ---------  --------
        Less current portion notes payable            94,716         -
                                                    ---------  --------
        Long term portion notes payable            $  18,667  $      -
                                                    =========  ========



        The fair value of the notes payable, at December 31, 2001, was approximately $108,000.

(8) Stockholders' Equity

    The Company's Certificate of Incorporation, as amended and restated, authorizes the Company to issue 5,000,000 shares of preferred stock and 15,000,000 shares of common stock.

    SERIES A and SERIES B CONVERTIBLE PREFERRED STOCK

        The holders of the Series A and Series B Convertible Preferred stock (together the "Preferred stock") have various rights and preferences as follows:

	Voting Rights

        The holders of the Series A preferred stock are entitled to vote together with the holders of the Series B preferred stock and the holders of the common stock as a single class on most matters. The total number of votes is equal to the number of common shares that could be acquired upon conversion into common stock at the conversion rate in effect at that date. Any merger, reorganization, authorization of new shares, issuance of warrants, and other transactions as defined in the Preferred stock purchase agreements must be approved by one half of the holders of the Preferred stock, voting separate from the holders of the common stock.

	Dividends

        The Preferred stock accrues cumulative dividends at a rate of 8% per share per annum when and if dividends are declared by the Board of Directors. Unpaid and undeclared dividends on the Series A Convertible Preferred Stock were $46,847 and $17,567, as of December 31, 2001 and 2000, respectively. Unpaid and undeclared dividends on the Series B Convertible Preferred Stock were $167,643 and $43,234, as of December 31, 2001 and 2000, respectively.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

	Liquidation

        In the event of any liquidation, dissolution, or winding up of the affairs of the Company, as defined in the Amended and Restated Certificate of Incorporation, holders of the Preferred stock are entitled to receive a liquidation price equal to the original per share price paid plus any unpaid cumulative dividends to the date of liquidation, dissolution, or winding up of the affairs of the Company, whether or not declared, before any distribution is made to any other class of stock.

	Conversion

        At any time, the holders of the Preferred stock may convert all or some shares of Preferred stock into shares of common stock. The Preferred stock is automatically converted into common stock in the event of a qualified initial public offering of shares of common stock, as defined in the Preferred stock purchase agreements. As of December 31, 2001, the conversion rate was such that each share of Preferred stock was convertible into one share of common stock. No shares were converted to common stock during the years ended December 31, 2001, 2000, and 1999.

(9) Related Party Transactions

    (a) The Book Distributor Transactions

        On July 2, 1998, the Company entered into a strategic agreement (the "agreement") with the book distributor, the Company's supplier of training and technical books, fulfillment and shipping services and a supplier of database management services. Under the agreement, the Company sold the book distributor 148,533 shares of common stock for $250,000. In addition, the book distributor issued the Company a line of credit of up to $200,000, bearing interest at the rate of 8% per annum,
        due on April 30, 2000.   The Company made draws against the line
        of credit for the $200,000 limit. In connection with this line of credit, the Company issued the book distributor a warrant to purchase, at any time after July 2, 1998 and through April 30, 2003, in whole or in part, at the option of the holder, common shares equal to a 5% fully diluted interest in the Company at the date of exercise for $200,000.

        The fair value of the warrant on the date of grant of $38,816, was recorded as a deferred financing fee and amortized to interest expense from July 2, 1998 through April 30, 2000, which coincided with the original maturity date of the related line of credit. The fair value was estimated using the Black-Scholes option pricing model with the following assumptions: expected life of 5 years, expected volatility of 70%, expected dividend yield of 0%, and risk free interest rate of 5.47%.

        Each time the Company issues additional equity interests or rights to acquire equity interests, the number of shares of common stock into which the warrant is exercisable increases so that the number of common shares to be acquired is equal to a 5% fully diluted interest. This results in the modification of a vested award and a new measurement date for the warrant. The Company recognizes, as interest expense, the additional cost arising from the modification of the warrant in the period of modification. During the year ended December 31, 2000, the Company recognized additional interest expense of $42,294 for modifications made to the warrant. No interest expense was recognized during the year ended December 31, 1999 as no modifications were made to the warrant. The fair value of each

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

        modification made to the warrant during the year ended December 31, 2000 was estimated on the modification date using the Black-Scholes option pricing model with the following assumptions; expected life equal to the remaining contractual life of the warrant, expected volatility of 70%, expected dividend yield of 0%, and risk free interest rate of 5.11%.

        During the year ended December 31, 2001, the Company recognized additional interest expense of $436,556 for modifications made to the warrant. The fair value of each modification made to the warrant during the year ended December 31, 2001 was estimated on the modification date using the Black-Scholes option pricing model with the following assumptions; expected life equal to the remaining contractual life of the warrant, expected volatility of 70%, expected dividend yield of 0%, and risk free interest rate of 4.40%.

        In connection with the merger with Sideware, in December 2001, the line of credit was extended until June 30, 2002 and the warrant was amended to increase the percentage of common shares equal to a 7.5% fully diluted interest in the Company. The effect of this change was recorded in December 2001. The book distributor executed the warrant and received 335,730 shares upon completion of the merger with Sideware in May 2002 (See note 13).

        Under the terms of the agreement, the Company granted one board of directors position to a representative from the book distributor. In addition, the agreement, as amended, allows the Company to utilize the book distributor's book inventory database for a period through one year after the effective date of the proposed merger (note 13) at no cost. Thereafter, the Company will be assessed a charge for the use of this database in the event that the Company relicenses this database to its third party customers. The agreement expires on July 1, 2006.

        On April 30, 2000, the Company was in default on the $200,000 line of credit due to non-payment at maturity. The book distributor waived the default provisions; however, the 12 percent default interest rate clause contained in the agreement
        was enacted.   The book distributor has consistently extended the
        maturity date of the line of credit for 3 to 6 month periods, the latest extension making the line of credit due on June 30, 2002. The book distributor applied the outstanding balance of $200,000 to the exercise of the warrant to purchase shares of the Company's common stock in May 2002.

        In June 2000, the Company issued the book distributor 10,000 shares of common stock for accrued interest of $10,000.

        In August 2000, the Company issued the book distributor 16,409 shares of series B convertible preferred stock for accrued interest of $48,733.

        In December 2001, the Company issued the book distributor 16,080 shares of series B convertible preferred stock for accrued interest of $47,758.

        Accounts payable - related party include $46,901 and $6,606 as of December 31, 2001 and 2000, respectively, for amounts due to the book distributor.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

    (b) Settlements of Obligations with Stock

        (i) Common Stock Issuances

        In June 2000, the Company issued 100,000 fully vested shares of common stock to an officer of the Company as a signing bonus.
        The fair value of the 100,000 shares of common stock was estimated to be $100,000 and was recorded as a component of general and administrative expenses in the accompanying statements of operations during the year ended December 31, 2000.

        In June 2000, the Company issued 100,000 shares of common stock to an officer of the Company as part of an employment package. The officer immediately holds all rights associated with the common shares, however, the shares vested ratably over one year. The fair value of the 100,000 shares was estimated to be $100,000. The shares were vested 50% during the six months ended December 31, 2000 and 50% during the six months ended June 30, 2001. Accordingly, $50,000 was recorded as a component of general and administrative expenses in the accompanying statements of operations during each of the years ended December 31, 2000 and 2001, respectively.

        On June 14, 2000, the Company issued 271,651 shares of common stock for $344,132 of accrued compensation for services rendered by employees, officers, and consultants of the Company.

        On April 16, 2001, the Company issued 237,997 shares of common stock for $329,717 of accrued compensation, for services rendered by employees, officers, and consultants of the Company.

        On October 24, 2001, the Company issued 262,868 shares of common stock for $262,868 of compensation, for services rendered by employees, officers, and consultants of the Company.

        (ii) Preferred Stock Issuances

        During 2001, the Company sold 211,279 shares of Series B convertible preferred stock at $2.97 per share for total proceeds of $627,500.

        During 2001, the Company issued Series B convertible notes in the amount of $421,482. This note was converted into 141,898 shares of Series B convertible preferred stock at $2.97 per share also during 2001.

        In December 2001, the Company issued 29,216 shares of Series B convertible preferred stock in exchange for notes payable of $80,836 and accrued interest of $5,937. These notes were obligations incurred for recruiting services and investment banking fees.

        In December 2001, the Company issued 44,694 shares of Series B convertible preferred stock in exchange for notes payable of $107,030 and accrued interest of $25,711. This note was incurred for expenses paid on behalf of the company. This note was converted into Series B convertible preferred stock at $2.97 per share.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

    (c) Related Party Notes Payable

        A summary of related party notes payable as of December 31, 2001 and 2000 follows:

                                                           December 31,
                                                      ----------------------
                                                         2002        2001
                                                      ----------  ----------
        Unsecured note for development services due
          January 1, 2003, interest accrues at 12%
          per annum                                   $ 227,327   $ 159,908
        Unsecured note for legal services due
          May 20, 2002, interest accrues at 9.5%
          per annum.  Converted into 43,167 shares
          of Series B convertible preferred
          stock at $2.97 per share, in May 2002         128,206     128,206
        Unsecured note for development services
          due January 5, 2002, interest accrues
          at 8% per annum                                27,090      27,090
        Unsecured note for development services
          due January 5, 2002, interest accrues
          at 8% per annum.  Converted into 23,569
          shares of common stock at $2.97 per
          share, in January 2002                         67,978      67,978
        Unsecured note for legal services due
          earlier of June 11, 2003 or financing
          event, interest accrues at 6% per annum,
          monthly principal and interest payments
          of $8,000                                     132,819           -
        Demand note payable with interest at 5%
          per annum                                     150,000           -
        Unsecured note for legal services due
          August 10, 2001, interest accrues at
          7% per annum.  Converted into 13,468
          shares of Series B convertible preferred
          stock at $2.97 per share, during 2001               -      40,000
        Unsecured note for expenses paid on
          behalf of the Company, due January 1, 2001
          interest accrues at 10% per annum.
          Converted into 36,037 shares of Series B
          convertible preferred stock at $2.97
          per share, during 2001                              -     107,030
        Unsecured note for recruiting services
          due July 1, 2001, interest accrues at
          7% per annum.  Converted into 21,139 shares
          of Series B convertible preferred stock at
          $2.97 per share, during 2001                         -      62,783
                                                      ----------  ----------
                                                        733,420     592,995
        Less current portion                           (159,909)    (27,090)
                                                     -----------  ----------
        Long term portion                             $ 573,511   $ 565,905
                                                      ==========  ==========


        The fair value of related party notes payable, at December 31, 2001 and 2000 was approximately $683,000 and $565,000, respectively.

    (d) Other

        Accrued expenses - related party included $50,000 at December 31, 2000 for maintenance fees due to a developer that holds stock in the Company.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

(10) Stock Options

     In June 2000, the Company approved the 2000 Equity Incentive Plan (the "2000 Plan") which provides for the granting of incentive or non-qualified stock options to employees, directors, consultants and advisors of the Company to purchase shares of its common stock within prescribed periods. Options are granted at an exercise price equal to the estimated fair value on the grant date, as determined by the Board of Directors. The options generally vest over two years; one-third on the date of grant, one-third on the first anniversary of the grant date and the remaining one-third on the second anniversary of the grant date. The options generally expire ten years after the grant date. As of December 31, 2001 the Company has reserved 700,000 shares of common stock for issuance under the 2000 Plan.

     Stock option activity, including both employee and non-employee options, for the 2000 Plan during the years ended December 31, 2001 and 2000 is as follows:

                                       Number of        Average
                                        Shares       Exercise Price
                                      ------------  -----------------

Balance, December 31, 1999                    -       $     -

  Granted                               398,150          1.00
  Forfeited/canceled                          -             -
  Exercised                              (2,156)         1.00
                                        --------      -------

Balance, December 31, 2000              395,994       $  1.00
   Granted                              226,000          1.70
   Forfeited/canceled                   (29,494)         2.00
   Exercised                            (26,500)         1.00
                                        --------      --------
Balance, December 31, 2001              566,000       $  1.28
                                        ========      ========


     Under the 2000 Plan, 486,000 options were outstanding at $1.00 per share, and 80,000 were outstanding at $2.97 per share, at
     December 31, 2001.   The weighted-average remaining contractual life
     of those options was 8.82 years. At December 31, 2001, the number of options exercisable under the 2000 Plan totaled 219,984 and the weighted-average exercise price of those options exercisable was $1.00.

     The per share weighted-average fair value of the options granted in 2001 and 2000 was $0.53 and $0.62 respectively on the grant date using the Black-Scholes option pricing model with the following weighted-average assumptions:

                                             2001        2000
                                          ----------  ----------

     Risk free interest rates                  4.52%       6.18%
     Expected lives                          5 years     5 years
     Dividend yield                               0%          0%
     Expected volatility                         70%         70%

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

     The Company applied APB No. 25 and related interpretations in accounting for its employee stock options and, accordingly, no compensation cost has been recognized for its stock options in the accompanying financial statements as the exercise price of the stock options granted is equal to the estimated fair value of the common stock on the date of grant. The following table presents the pro forma net loss that would have been recorded by the Company for the years ended December 31, 2001 and 2000 had the Company determined compensation expense for employees based on the fair value methodology under SFAS No. 123. The pro forma impact for 2001 and 2000 may not be indicative of the impact in future periods.

                                              2001           2000
                                         -------------  -------------

     Net loss - as reported              $ (2,509,190)  $ (2,606,982)
                                         =============  =============


     Net loss - pro forma                $ (2,581,691)  $ (2,782,255)
                                         =============  =============


     During the years ended December 31, 2001 and 2000, the Company granted 56,000 and 34,656 options, respectively, to non-employees. Pursuant to SFAS No. 123. the fair value of these options is re-measured, using the Black-Sholes option pricing model, at each reporting date until vested and is recognized as expense over the vesting period. For the years ended December 31, 2001 and 2000, approximately $48,000, and $4,000, respectively, was recognized as compensation expense relating to these options.

(11) Commitments

     (a) Leases

     The Company had an operating lease for office space, which terminated on February 5, 2002. Rental expense attributable to this operating lease was approximately $54,000 and $55,000 for
     the years ended December 31, 2001, and 2000, respectively.    In
     January 2002, the Company leased new office space at a monthly lease cost of approximately $12,000, for a period of 13 months, to expire in February 2003.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

     During 2001, the Company leased computer software and equipment under agreements that are classified as capital leases. The future minimum annual payments required under these lease agreements were as follows:

     Year ending December 31:
     2002                                            $   51,288
     2003                                            $   51,288
     2004                                            $   32,957
                                                     -----------
     Total future minimum capital lease payments        135,533
     Amount representing interest                       (17,041)
                                                     -----------

     Present value of net minimum capital
       lease payments                                    118,492
     Less: current installments of obligations
       under capital leases                              (41,347)
                                                     ------------
     Obligations under capital leases,
       excluding current installments                $    77,145
                                                     ============

     (b) Legal Proceedings

         The Company is subject to legal proceedings and claims which arise in the ordinary course of business. As of December 31, 2001, management is not aware of any asserted or pending litigation or claims against the Company that would have a material adverse effect on the Company's financial condition, results of operations, or liquidity.

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

(12) Income Taxes

     The Company has incurred operating losses since its inception and has recognized no current or deferred tax provision or benefit. The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to loss before income taxes. The significant items causing this difference are as follows:

                                            Year ended December 31,
                                       ----------------------------------
                                           2001        2000        1999
                                       ----------  ----------  ----------
     Expected tax benefit at
       34% statutory rate              $ 853,125   $ 886,374   $ 475,899
     State tax, net of federal
       benefit                           102,529     107,996      69,067
     Beneficial conversion expense      (148,429)   (140,792)          -
     Non-deductible expenses                (455)     (3,110)       (823)
     Increase in valuation allowances   (806,770)   (850,468)   (544,143)
                                        ---------   ---------   ---------
                                               -           -           -
                                        =========   =========   =========

     Temporary differences that give rise to deferred tax assets and liabilities at December 31, 2001 and 2000 are as follows:


                                                 December 31,
                                         ----------------------------
                                              2001            2000
                                         ------------    ------------

    Deferred tax assets:
      Net operating loss carryforwards   $   868,925     $   101,138
      Start-up expenses                    1,053,029       1,127,873
      Accrued expenses                       471,364         372,043
                                         ------------    ------------
        Total gross deferred tax assets    2,393,318       1,601,054

     Deferred tax liabilities:
       Depreciation and amortization           1,035          15,541
                                         ------------    ------------
                                           2,392,283       1,585,513

     Valuation allowance                  (2,392,283)     (1,585,513)
                                         ------------    ------------
        Net deferred tax assets          $         -     $         -
                                         ============    ============

     As of December 31, 2001, the Company had net operating loss carryforwards available to offset future taxable income of approximately $2,230,000, which will expire in 2018 through 2021.
     The valuation allowance is the result of the uncertainty regarding the ultimate realization of the tax benefits related to the deferred tax assets. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax asset will not be realized. Management considers estimates of taxable income and the reversal of temporary
     differences in making this estimate.   The valuation allowance was
     recorded to reduce net deferred tax assets to zero, as management believes it is more likely than not that the deferred tax assets will not be realized. Further, as a result of certain financing and

                               KNOWLEDGEMAX, INC.
                         Notes to Financial Statements
                          December 31, 2001 and 2000

     capital transactions, an annual limitation on the future utilization of a portion of the net operating loss carryforwards may have occurred. As a result, the net operating loss carryforwards may not be fully utilized before they expire.

(13) Subsequent Events

     On December 7, 2001, the Company entered into an agreement to merge with Sideware Systems, Inc., a publicly-traded company. On March 20, 2002, the Company's and Sideware Systems Inc.'s shareholders approved the merger transaction. On May 21, 2002, the Company completed the merger on terms consistent with the merger agreement, and the Company's shareholders received greater than 50% of the
     voting interests of the merged company.   The merger terms included
     the sale of a portion of an investment held by Sideware, for $700,000, immediately prior to the merger.

     On July 29, 2002, the Company executed a line of credit agreement with an investment bank. The line of credit is for $800,000 with interest at 10%, for a period of six months. The line is secured under a junior security agreement by all of the assets of the Company. The agreement also calls for the issuance of up to 2,050,000 warrants to purchase the Company's stock at $.10 per share, for a period of three months, and an additional 2,050,000 warrants to purchase the Company's common stock at $.10 per share if the line is extended for an additional three months.

                             CERTIFICATION

I, E. Linwood Pearce, in my capacity as Chief Executive Officer of Knowledgemax, Inc. (the Company), hereby certify that the current Report of Form 8-K dated May 21, 2002, as amended on Form 8-K/A as filed with the Securities and Exchange Commission on the date hereof ("the Report"), fully complies with the requirements of Section 13(a) of the Securities Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such periods.

By:      /s/ E. Linwood Pearce
        ------------------------------
        E. Linwood Pearce
        Chief Executive Officer,
        Chairman of the Board

Dated:  September 23, 2002

                             CERTIFICATION

I, James L. Speros, in my capacity as President of "New Knowledgemax, Inc." formerly Sideware Systems, Inc., (Sideware) hereby certify that the current Report of Form 8-K dated May 21, 2002, as amended on Form 8-K/A as filed with the Securities and Exchange Commission on the date hereof ("the Report"), fully complies with the requirements of Section 13(a) of the Securities Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Sideware at the end of such period and the results of operations of the Sideware for such periods.

By:      /s/ James L. Speros
        ------------------------------
        James L. Speros
        President

Dated:  September 23, 2002


I, Charles P. Abod II, CPA, in my capacity as Acting Chief Financial Officer of Knowledgemax, Inc. (the Company), hereby certify that the current Report of Form 8-K dated May 20, 2002, as amended on Form 8-K/A as filed with the Securities and Exchange Commission on the date hereof ("the Report"), fully complies with the requirements of Section 13(a) of the Securities Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such periods.

By:	/s/ Charles P. Abod, II, CPA
        ------------------------------
	Charles P. Abod II, CPA
	Acting Chief Financial Officer

Dated:	September 23, 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLEDGEMAX, INC.
(Registrant)


Dated: September 23, 2002

                                By:  /s/ E. Linwood Pearce
                                ------------------------------
                                E. Linwood Pearce
                                Chief Executive Officer,
                                Chairman of the Board


                                By:  /s/ James L. Speros
                                ------------------------------
                                James L. Speros
                                President


                                By:  /s/ Charles P. Abod
                                ------------------------------
                                Charles P. Abod II, CPA
                                Acting Chief Financial Officer

EXHIBIT INDEX

2.1  Consent of Independent Auditors'

                      Independent Auditors' Consent

The Board of Directors
Knowledgemax, Inc.:

We consent to the incorporation by reference in the registration statement (No. 333-76648) on Form S-8 of Knowledgemax, Inc. (formerly Sideware Systems, Inc.) of our report dated August 15, 2002, with respect to the balance sheets of Knowledgemax, Inc. as of December 31, 2001 and 2000, and the related statements of operations, stockholders' deficit and cash flows for each of the years in the three-year period ended December 31, 2001, which report appears in the Form 8-K/A of Knowledgemax, Inc. dated May 20, 2002.

Our report dated August 15, 2002 contains an explanatory paragraph that states that the Company has incurred losses and negative cash flows from operations since inception, has working capital and stockholders' deficiencies and has been unable to repay certain obligations when due, that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our report dated December 15, 2002, contains an emphasis paragraph that states that the Company has entered into an agreement to merge with Sideware Systems, Inc., a publicly-traded company. The merger was completed on May 21, 2002 and the Company's shareholders received greater than 50% of the voting interests of the merged company.

/s/ KPMG LLP

McLean, VA
September 20, 2002